Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C.  SECTION 1350)

In connection with the Quarterly Report on Form 10-Q of Aware, Inc. (the “Company”) for the quarter ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert A. Eckel	/s/ David B. Barcelo
Chief Executive Officer & President	Chief Financial Officer

Date: July 29, 2022	Date: July 29, 2022

The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document of the Company or the certifying officers.